Exhibit 99.1 WELCOME ANNUAL SHAREHOLDER MEETING APRIL 18, 2023 NASDQ: CIVB

FORWARD‐LOOKING STATEMENTS Forward‐Looking Statements. This presentation may contain “forward‐looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward‐looking statements express management’s current expectations, estimates or projections of future events, results or long‐term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward‐looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward‐looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward‐looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10‐K for the fiscal year ended December 31, 2022, as supplemented by any additional risks identified in the Company’s subsequent Form 10‐Qs. These risks and uncertainties should be considered in evaluating forward‐looking statements and undue reliance should not be placed on such statements.

CHAIRMAN OF CIVISTA BANCSHARES, INC. AND CIVISTA BANK DENNIS E. MURRAY, JR.

CEO AND PRESIDENT, CIVISTA BANCSHARES, INC. DENNIS SHAFFER CORPORATE SECRETARY, CIVISTA BANCSHARES, INC. LANCE MORRISON RECORDING SECRETARY KAREN TERENZI

FORVIS, LLP BRIAN MISCHEL VORYS, SATER, SEYMOUR and PEASE TONY WEIS AMERICAN STOCK TRANSFER & TRUST COMPANY KIMBERLEE KOSKIEWICZ

2023 ANNUAL MEETING

PROPOSAL PRESENTATION PROPOSAL NO.1: Election of Directors PROPOSAL NO.2: Compensation of Executive Officers PROPOSAL NO.3: Appointment of FORVIS, LLP as the independent public accounting firm of the Corporation for fiscal year ending December 31, 2023

DENNIS SHAFFER, CEO & PRESIDENT MANAGEMENT PRESENTATION

BOARD OF DIRECTORS CIVISTA BANCSHARES & BANK

WELCOMED TO THE BOARD IN 2022 Lorina W. Wise Nathan E. Weaks Clyde A. “Chip” Perfect, Jr. Civista Bancshares & Civista Bank Board Civista Bank Board Civista Bank Boards

RETIRING BOARD MEMBERS [PHOTO] [PHOTO] [PHOTO] Barry W. Boerger Daniel J. White William F. Ritzmann

CURRENT STATE OF THE MARKET SVB, Signature, and Silvergate bank closures nd SVB 2 largest bank failure in U.S. history All unique business models with liquidity issues High concentration in specific industries Large % of uninsured deposits

CIVISTA’S STRENGTH Capacity to preserve and protect our customers’ money remains strong Well Capitalized Strong and ample liquidity Diverse deposit base with no concentration

CAPITAL

LIQUIDITY On Balance Sheet $427.8 million Off Balance Sheet $1.48 billion

DEPOSITS 83% of deposits FDIC insured No industry concentration Deposit base consists of individuals, community businesses, public entities and non‐profits

EXPECTATIONS MOVING FORWARD Deposit outflows/shrinking liquidity drives deposit costs higher Tighter credit markets More margin pressure Increased regulatory standards and costs Increased credit costs

OPPORTUNITY Continue to build relationships When others stop lending, we forge ahead Collaborative deposit gathering efforts Stay disciplined in our loan and deposit pricing to protect our margin

COMMUNICATE OUR STORY Civista is a community bank Community banks make • 60% of the small business loans in the country • 80% of the ag loans Successfully delivered PPP loans when our businesses needed it most Invest in rural America

2022 YEAR IN REVIEW LOCAL & NATIONAL CHALLENGES High inflation Supply chain issues Tight labor markets Political unrest

2022 YEAR IN REVIEW CIVISTA’S CHALLENGES Rising interest rates led to slowdown in residential mortgage volume Outflow of deposits brought on by higher consumer spending and end of government stimulus funds Loss of PPP income

2022 YEAR IN REVIEW HIGHLIGHTS Completed two acquisitions Expanded in Central Ohio Achieved record organic loan growth Earned near record profits

2022 YEAR IN REVIEW COMMUNIBANC ACQUISITION: THE HENRY COUNTY BANK $315 million in assets Strong core deposits, reasonably priced Lower loan to deposit ratio 10‐11% earning accretion estimated in 2023 Expansion into Northwest Ohio

2022 YEAR IN REVIEW ACQUISITION: VISION FINANCIAL GROUP, INC. Full‐service equipment leasing & finance company Majority small ticket leases under $250K Diversifies our revenue stream Higher yielding assets to our balance sheet

2022 YEAR IN REVIEW CENTRAL OHIO EXPANSION Opened full‐service branch near Gahanna, Ohio Additional presence in a growing market Close proximity to Intel Corp site

2022 YEAR IN REVIEW RESPONSIBLE GROWTH Profitable Accretive Timely return on investment

2022 YEAR IN REVIEW IMPORTANCE OF GROWTH Increased revenue and profits = DEVELOP our employees REINVEST in our communities INVEST in technology • greater operational efficiencies and improved customer experience

2022 FINANCIAL HIGHLIGHTS NET INCOME Earned near record income of $39.4 million Includes $3.8 million in one‐time, non‐recurring acquisition costs $12.9 million less in PPP and gain‐on‐sale of residential mortgages fees

2022 FINANCIAL HIGHLIGHTS NET INTEREST MARGIN Expanded 72bp to 4.14% ‐Q4 2021 to Q4 2022 Asset sensitive balance sheet 34.2% non‐interest bearing DDA 12.2% Time Deposits

2022 FINANCIAL HIGHLIGHTS RECORD ORGANIC LOAN GROWTH Strong commercial demand Net loans, exclusive of acquisitions, grew $314.1 million or 15.7% for the year Gross originations $1.4 billion

2022 FINANCIAL HIGHLIGHTS CREDIT QUALITY & DEPOSIT GROWTH Strong credit quality Delinquencies & Charge Offs at historically low levels Deposits grew $203.3 million or 8.4% primarily thru acquisitions

INVESTING FOR THE FUTURE Continue to invest in technology that: Improves our customer experience Automates work to improve scalability & capability • Small business workflow • Digital product enhancements • Robotic process automation

INVESTING IN OUR PEOPLE Creation of Civista University, a new Learning Management System Bank Management Schools Employee Resource Groups All Employee Day of Learning Event

INVESTING IN OUR COMMUNITIES Gross loan originations of $1.4 billion Donations Employee volunteers

RECOGNITION A 2022 Best Employer in Ohio – 12th consecutive year Named as one of the best U.S. Banks in the country for financial performance, Bank Director Magazine

THANK YOU 2023: Challenges yet Opportunity Staying disciplined to our relationship bankingphilosophy & approach

QUESTIONS & ANSWERS

VOTING RESULTS PROPOSAL NO. 1: Election of Directors PROPOSAL NO. 2: Compensation of Executive Officers PROPOSAL NO. 3: Appointment of FORVIS, LLP as independent public accounting firm

THANK YOU FOR ATTENDING